                                                                    Exhibit 99.3


                        CONTINUING UNCONDITIONAL GUARANTY


     This CONTINUING UNCONDITIONAL GUARANTY dated as of March 29, 2005 (the "Guaranty"), is executed by ROCKWELL TRANSPORTATION, INC., a Michigan corporation (the "Guarantor"), whose address is 30142 Wixom Road, Wixom, Michigan 48393, to and for the benefit of STANDARD FEDERAL BANK NATIONAL ASSOCIATION, a national banking association (together with any of its affiliate or subsidiary corporations, or their successors or assigns, being collectively referred to herein as the "Bank"), whose address is 2600 West Big Beaver Road, Troy, Michigan 48084.

     WHEREAS, Rockwell Medical Technologies, Inc., a Michigan corporation (the "Borrower"), whose address is 30142 Wixom Road, Wixom, Michigan 48393, desires or may desire at some time and/or from time to time to obtain financial accommodations from the Bank; and

     WHEREAS, the Guarantor is a subsidiary of the Borrower, and desires the Bank to extend or continue the extension of credit to the Borrower and the Bank has required that Guarantor execute and deliver this Guaranty to the Bank as a condition to the extension and continuation of credit by the Bank; and

     WHEREAS, the extension or continued extension of credit, as aforesaid, by the Bank is necessary and desirable to the conduct and operation of the business of the Borrower and will inure to the financial benefit of the Guarantor;

     NOW, THEREFORE, FOR VALUE RECEIVED, it is agreed that the preceding provisions and recitals are an integral part hereof and that this Guaranty shall be construed in light thereof, and in consideration of advances, credit or other financial accommodation heretofore afforded, concurrently herewith being afforded or hereafter to be afforded to the Borrower by the Bank, the Guarantor hereby unconditionally and absolutely guarantees to the Bank or other person paying or incurring the same, irrespective of the validity, regularity or enforceability of any instrument, writing, arrangement or credit agreement relating to or the subject of any such financial accommodation, the prompt payment in full of: (a) any and all indebtedness, obligations and liabilities of every kind and nature of the Borrower to the Bank (including all indebtedness, obligations and liabilities of partnerships created or arising while the Borrower may have been or may be a member thereof), howsoever evidenced, whether now existing or hereafter created or arising, direct or indirect, primary or secondary, absolute or contingent, due or to become due, joint, several or joint and several, and howsoever owned, held or acquired, whether through discount, overdraft, purchase, direct loan or as collateral, or otherwise, plus (b) all costs, legal expenses and attorneys' and paralegals' fees of every kind (including those costs, expenses and fees of attorneys and paralegals who may be employees of the Bank, its parent or affiliates), paid or incurred by the Bank in endeavoring to collect all or any part of the foregoing indebtedness, or in enforcing its rights in connection with any collateral therefor, or in enforcing this Guaranty, or in defending against any defense, counterclaim, setoff or crossclaim based on any act of commission or omission by the Bank with respect to the foregoing indebtedness, any collateral therefor, or in connection with any Repayment Claim (as hereinafter defined), plus (c) interest on the foregoing from and after demand from the Bank to the Guarantor for payment of the foregoing, at a floating per annum rate of interest equal to four percent (4.00%) over the Prime Rate (as hereinafter defined) (collectively, the "Guaranteed Debt"). In addition, the Guarantor hereby unconditionally and absolutely guarantees to the Bank the prompt, full and faithful performance and discharge by the Borrower of each of the terms, conditions, agreements, representations and warranties on the part of the Borrower contained in any agreement, or in any modification or addenda thereto or substitution thereof in connection with any of the Guaranteed Debt.

     As used herein, "Prime Rate" shall mean the floating per annum rate of interest which at any time, and from time to time, shall be most recently announced by the Bank as its Prime Rate, which is not intended to be the Bank's lowest or most favorable rate of interest at any one time. The effective date of any change in the Prime Rate shall for purposes hereof be the date the Prime Rate is changed by the Bank. The Bank shall not be obligated to give notice of any change in the Prime Rate. The Prime Rate shall be computed on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

     Notwithstanding any other provision of this Guaranty to the contrary, the maximum liability of the Guarantor hereunder shall be limited to the greater of
(i) the proceeds of credit extended by the Bank under the Loan Agreement dated March 29, 2005 to the extent such proceeds are advanced, transferred or applied to or for the benefit of the Guarantor, and (ii) ninety-five percent (95.00%) of the difference between (a) the present fair salable value of the Guarantor's assets as of the date of this Guaranty, and (b) the amount of all liabilities of the Guarantor, including probable exposure under contingent liabilities (including this Guaranty), as of such date.

     In case of any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, any dissolution, liquidation or receivership proceeding is instituted by or against either the Borrower or the Guarantor, or any default by the Guarantor of any of the covenants, terms and conditions set forth herein, all of the Guaranteed Debt shall, without notice to anyone, immediately become due or accrued and shall be payable by the Guarantor. The Guarantor hereby expressly and irrevocably: (a) waives, to the fullest extent possible, on behalf of itself and its successors and assigns (including any surety) and any other person, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification, set off or to any other rights that could accrue to a surety against a principal, a guarantor against a maker or obligor, an accommodation party against the party accommodated, a holder or transferee against a maker, or to the holder of a claim against any person, and which the Guarantor may have or hereafter acquire against any person in connection with or as a result of the Guarantor's execution, delivery and/or performance of this Guaranty, or any other documents to which the Guarantor is a party or otherwise; (b) waives any "claim" (as such term is defined in the United States Bankruptcy Code) of any kind against the Borrower, and further agrees that it shall not have or assert any such rights against any person (including any surety), either directly or as an attempted set off to any action commenced against the Guarantor by the Bank or any other person; and (c) acknowledges and agrees (i) that foregoing waivers are intended to benefit the Bank and shall not limit or otherwise affect the Guarantor's liability hereunder or the enforceability of this Guaranty, (ii) that the Borrower and its successors and assigns are intended third party beneficiaries of the foregoing waivers, and (iii) the agreements set forth in this paragraph and the Bank's rights under this paragraph shall survive payment in full of the Guaranteed Debt.

     All dividends or other payments received by the Bank on account of the Guaranteed Debt, from whatever source derived, shall be taken and applied by the Bank toward the payment of the Guaranteed Debt and in such order of application as the Bank may, in its sole discretion, from time to time elect. The Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, whether derived from the Borrower or any other source, shall be made on the Guaranteed Debt and such determination shall be conclusive upon the Guarantor.

     This Guaranty shall in all respects be continuing, absolute and unconditional, and shall remain in full force and effect with respect to the Guarantor until: (i) written notice from the Bank to the Guarantor by United States certified mail of its discontinuance as to the Guarantor; or (ii) until all Guaranteed Debt created or existing before receipt of either such notice shall have been fully paid. In the event of the dissolution of the Guarantor, this Guaranty shall continue as to all of the Guaranteed Debt theretofore incurred by the Borrower even though the Guaranteed Debt is renewed or the time of maturity of the Borrower's obligations is extended without the consent of the administrators, successors or assigns of the Guarantor.

     No compromise, settlement, release or discharge of, or indulgence with respect to, or failure, neglect or omission to enforce or exercise any right against any other guarantor shall release or discharge the Guarantor.

     The Guarantor's liability under this Guaranty shall in no way be modified, affected, impaired, reduced, released or discharged by any of the following (any or all of which may be done or omitted by the Bank in its sole discretion, without notice to anyone and irrespective of whether the Guaranteed Debt shall be increased or decreased thereby): (a) any acceptance by the Bank of any new or renewal note or notes of the Borrower, or of any security or collateral for, or other guarantors or obligors upon, any of the Guaranteed Debt; (b) any compromise, settlement, surrender, release, discharge, renewal, refinancing, extension, alteration, exchange, sale, pledge or election with respect to the Guaranteed Debt, or any note by the Borrower, or with respect to any collateral under Section 1111 or take any action under Section 364, or any other section of the United States Bankruptcy Code, now existing or hereafter amended, or other disposition of, or substitution for, or indulgence with respect to, or failure, neglect or omission to realize upon, or to enforce or exercise any liens or rights of appropriation or other rights with respect to, the Guaranteed Debt or any security or collateral therefor or any claims against any person or persons primarily or secondarily liable thereon; (c) any failure, neglect or omission to perfect, protect, secure or insure any of the foregoing security interests, liens, or encumbrances of the properties or interests in properties subject thereto; (d) the granting of credit from time to time by the Bank to the Borrower in excess of the amount, if any, to which the right of recovery under this Guaranty is limited (which is hereby expressly authorized);
(e) any change in the Borrower's
name or the merger of the Borrower into another corporation; (f) any act of commission or omission of any kind or at any time upon the part of the Bank with respect to any matter whatsoever, other than the execution and delivery by the Bank to the Guarantor of an express written release or cancellation of this Guaranty; or (g) the payment in full of the Guaranteed Debt. The Guarantor hereby consents to all acts of commission or omission of the Bank set forth above and agrees that the standards of good faith, diligence, reasonableness and care shall be measured, determined and governed solely by the terms and provisions hereof.

     In order to hold the Guarantor liable hereunder, there shall be no obligation on the part of the Bank, at any time, to resort for payment from the Borrower or to anyone else, or to any collateral, security, property, liens or other rights and remedies whatsoever, all of which are hereby expressly waived by the Guarantor.

     The Guarantor hereby expressly waives diligence in collection or protection, presentment, demand or protest or in giving notice to anyone of the protest, dishonor, default, or nonpayment or of the creation or existence of any of the Guaranteed Debt or of any security or collateral therefor or of the acceptance of this Guaranty or of extension of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto.

     The Guarantor waives any and all defenses, claims and discharges of the Borrower, or any other obligor, pertaining to the Guaranteed Debt, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantor will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of any of the Guaranteed Debt, or any setoff available against the Bank to the Borrower or any such other person, whether or not on account of a related transaction. The Guarantor expressly agrees that the Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Guaranteed Debt, whether or not the liability of the Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

     The Guarantor represents and warrants to the Bank that (a) the Guarantor shall at all times maintain a standard and modern system of accounting in all respects in accordance with generally accepted accounting principals, consistently applied, (b) no change with respect to the such accounting principles shall be made by the Guarantor without giving prior notification to the Bank, (c) (omitted), (d) the Guarantor agrees to advise the Bank immediately of any adverse change in the financial condition, the operations or any other status of the Guarantor, and (e) the Bank shall have the right at all times during business hours to inspect the books and records of the Guarantor and make extracts therefrom. Except as expressly shown on the most recent of the Borrower's consolidated financial statements, the Guarantor is the sole owner or has other rights in all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, as defined in the Loan and Security Agreement dated as of the date hereof between the Borrower and the Bank, charges and claims (including infringement claims with respect to patents, trademarks, service marks, copyrights and the like), other than Permitted Liens, as defined in the Loan and Security Agreement dated as of the date hereof between the Borrower and the Bank. Guarantor is not a party to any litigation, nor is any litigation threatened to the knowledge of the Guarantor which would, if adversely determined, cause any material adverse change in its business or financial condition; and has no delinquent tax liabilities, nor have any tax deficiencies been proposed against it. The Guarantor shall not sell, lease, transfer, convey or assign any of its assets, unless such sale, lease, transfer, conveyance or assignment is performed in the ordinary course of its business consistent with past practices, and will not have a material adverse effect on the business or financial condition of the Guarantor or its ability to perform its obligations hereunder. In addition, the Guarantor shall neither become a party to any merger or consolidation, nor, except in the ordinary course of its business consistent with past practices, acquire all or substantially all of the assets of, a controlling interest in the stock of, or a partnership or joint venture interest in, any other entity.

     To secure payment of the Guaranteed Debt, the Guarantor grants to the Bank a security interest in all property of the Guarantor delivered concurrently herewith or which is now, or at any time hereafter in transit to, or in the possession, custody, or control of the Bank, and all proceeds of all such property. The Guarantor agrees that the Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code in effect in Michigan from time to time, with respect to all of the aforesaid property, including, without limitation thereof, the right to sell or otherwise dispose of any such property. The Bank may, without demand or notice of any kind to anyone, apply or set off any balances, credits, deposits, accounts, moneys or other indebtedness at any time credited by or due from the Bank to the Guarantor against the amounts due hereunder and in such order of application as the Bank may from time to time elect. Any notification of intended disposition of any property required by law shall be deemed reasonably and properly given if given in the manner provided by the applicable statute. The Guarantor hereby assigns and transfers to the Bank any and all cash, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts other cash equivalents and other assets of the Guarantor in the possession or control of the Bank for any purpose.

     THE GUARANTOR WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR
SETOFF WHICH THE GUARANTOR MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE BANK IN ENFORCING THIS GUARANTY. AS FURTHER SECURITY, ANY AND ALL DEBTS AND LIABILITIES NOW OR HEREAFTER ARISING AND OWING TO THE GUARANTOR BY THE BORROWER, OR TO ANY OTHER PARTY LIABLE TO THE BANK FOR THE GUARANTEED DEBT, ARE HEREBY SUBORDINATED TO THE BANK'S CLAIMS AND ARE HEREBY ASSIGNED TO THE BANK. THE GUARANTOR HEREBY AGREES THAT THE GUARANTOR MAY BE JOINED AS A PARTY DEFENDANT IN ANY LEGAL PROCEEDING (INCLUDING, BUT NOT LIMITED TO, A FORECLOSURE PROCEEDING) INSTITUTED BY THE BANK AGAINST THE BORROWER. THE GUARANTOR AND THE BANK, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY SUCH LEGAL PROCEEDING IN WHICH THE GUARANTOR AND THE BANK ARE ADVERSE PARTIES. THIS

PROVISION IS A MATERIAL INDUCEMENT TO THE BANK GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWER AND ACCEPTING THIS GUARANTY.

     Should a claim (a "Repayment Claim") be made upon the Bank at any time for repayment of any amount received by the Bank in payment of the Guaranteed Debt, or any part thereof, whether received from the Borrower, the Guarantor pursuant hereto, or received by the Bank as the proceeds of collateral, by reason of:
(i) any judgment, decree or order of any court or administrative body having jurisdiction over the Bank or any of its property; or (ii) any settlement or compromise of any such Repayment Claim effected by the Bank, in its sole discretion, with the claimant (including the Borrower), the Guarantor shall remain liable to the Bank for the amount so repaid to the same extent as if such amount had never originally been received by the Bank, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the Guaranteed Debt.

     The Bank may, without notice to anyone, sell or assign the Guaranteed
Debt, or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of the Guaranteed Debt shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right herein, but the Bank shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of the Bank, as to any part of the Guaranteed Debt retained by the Bank.

    Unless and until all of the Guaranteed Debt has been paid in full, no release or discharge of any other person, whether primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against the Guarantor or any other person primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the entry of any restraining or other order in any such proceedings, shall release or discharge the Guarantor, or any other guarantor of the indebtedness, or any other person, firm or corporation liable to the Bank for the Guaranteed Debt.

    All references herein to the Borrower and to the Guarantor, respectively, shall be deemed to include any successors or assigns, whether immediate or remote, to such corporation.

     If this Guaranty contains any blanks when executed by the Guarantor, the Bank is hereby authorized, without notice to the Guarantor, to complete any such blanks according to the terms upon which this Guaranty is executed by the Guarantor and is accepted by the Bank.

     This Guaranty has been delivered to the Bank at its offices in Michigan, and the rights, remedies and liabilities of the parties shall be construed and determined in accordance with the laws of the State of Michigan, in which State it shall be performed by the Guarantor.

     TO INDUCE THE BANK TO GRANT FINANCIAL ACCOMMODATIONS TO THE BORROWER, THE GUARANTOR IRREVOCABLY AGREES THAT ALL ACTIONS

ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS GUARANTY SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE COUNTY OF OAKLAND, MICHIGAN. THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN THE COUNTY OF OAKLAND, MICHIGAN, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE GUARANTOR AT THE ADDRESS INDICATED IN THE BANK'S RECORDS IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE. FURTHERMORE, THE GUARANTOR WAIVES ALL NOTICES AND DEMANDS IN CONNECTION WITH THE ENFORCEMENT OF THE BANK'S RIGHTS HEREUNDER, AND HEREBY CONSENTS TO, AND WAIVES NOTICE OF THE RELEASE, WITH OR WITHOUT CONSIDERATION, OF THE BORROWER OR ANY OTHER PERSON RESPONSIBLE FOR PAYMENT OF THE GUARANTEED DEBT, OR OF ANY COLLATERAL THEREFOR.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     It is agreed that the Guarantor's liability is independent of any other guaranties at any time in effect with respect to all or any part of the Guaranteed Debt, and that the Guarantor's liability hereunder may be enforced regardless of the existence of any such other guaranties.

      No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. No modification, termination, discharge or waiver of any of the provisions hereof shall be binding upon the Bank, except as expressly set forth in a writing duly signed and delivered on behalf of the Bank.

      The execution, delivery and performance of this Guaranty by the Guarantor are within the corporate powers of the Guarantor, have been duly authorized by all necessary corporate action on the part of the Guarantor and do not and will not (i) require any consent or approval of the board of directors or stockholders of the Guarantor which has not been obtained, (ii) violate any provision of the articles of incorporation or bylaws of the Guarantor or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor; (iii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority, or (iv) result in a breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of the Guarantor pursuant to, any indenture or other agreement or instrument under which the Guarantor is a party or by which it or any of its properties may be bound or affected.

The officer or officers executing and delivering this Guarantor for and on behalf of the Guarantor, is/are duly authorized to so act. The Bank, in extending financial accommodations to the Borrower, is expressly acting and relying upon the aforesaid representations and warranties.

      This Guaranty: (i) is valid, binding and enforceable in accordance with its provisions, and no conditions exist to the legal effectiveness of this Guaranty as to the Guarantor; (ii) contains the entire agreement between the Guarantor and the Bank; (iii) is the final expression of their intentions; and
(iv) supersedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof. No prior or contemporaneous representations, warranties, understandings, offers or agreements of any kind or nature, whether oral or written, have been made by the Bank or relied upon by the Guarantor in connection with the execution hereof.

      The term "Guarantor" as used herein shall mean all parties signing this Guaranty, and the provisions hereof shall be binding upon the Guarantor, and each one of them, and all such parties, their respective administrators, successors and assigns shall be jointly and severally obligated hereunder. This Guaranty shall inure to the benefit of the Bank and its successors and assigns.

      IN WITNESS WHEREOF, the Guarantor has executed and delivered this Continuing Unconditional Guaranty as of the date set forth above.


                                   GUARANTOR:

                                   ROCKWELL TRANSPORTATION, INC.,
                                   A MICHIGAN CORPORATION



                                   By:    /s/ Thomas E. Klema
                                          -------------------------------------
                                   Name:  Thomas E. Klema
                                          -------------------------------------
                                   Title: Treasurer
                                          -------------------------------------